UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2013

DEL MONTE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-107830-05	75-3064217
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Maritime Plaza, San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the anticipated sale by Del Monte Corporation (“Company”) of its consumer products business to Del Monte Pacific Limited and its subsidiary, Del Monte Foods, Inc. (“DMFI”) pursuant to a purchase agreement dated October 9, 2013, Nils Lommerin, the Company’s Executive Vice President and Chief Operations Officer, on December 9, 2013 accepted a contingent offer to serve as the Chief Executive Officer and Director of DMFI following the close of the transaction; accordingly, his employment with the Company would terminate at such time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL MONTE CORPORATION

Date: December 10, 2013	By:	/s/ Timothy S. Ernst
	Name:	Timothy S. Ernst
	Title:	Secretary